Income Taxes	12 Months Ended
Dec. 31, 2018
Income Tax Disclosure [Abstract]
Income Taxes

11. Income Taxes

No provision for federal income taxes has been recorded for the years ended December 31, 2018 and 2017 due to net losses and the valuation allowance established.

Deferred tax assets and liabilities reflect the net tax effects of net operating loss and tax credit carryovers and the temporary differences between the carrying amounts of assets and liabilities for financial reporting and the amounts used for income tax purposes. Significant components of the Company's deferred tax assets are as follows:

	December 31,
	2018	2017
Deferred tax assets:
Net operating losses	$47,877	$45,791
Research and other credits	2,178	2,178
Stock based compensation	2,682	1,585
In-process research and development	1,314	1,375
Other	708	676
Total deferred tax assets	54,759	51,605

Valuation allowance	(54,759)	(51,605)
Net deferred tax assets	$-	$-

A reconciliation of the statutory tax rates and the effective tax rates for the years ended December 2018 and 2017 is as follows:

	Year Ended December 31,
	2018	2017
Statutory rate	21.0%	34.0%
Valuation allowance	(26.4)%	57.6%
Nondeductible stock compensation	0.1%	(0.1)%
Deferred tax expense from enacted rate reduction	-%	(98.7)%
Other	5.3%	7.2%
Effective tax rate	-%	-%

On December 22, 2017, the President of the United States signed into law the Tax Cuts and Jobs Act tax reform legislation. This legislation makes significant change in U.S. tax law including a reduction in the corporate tax rates, changes to net operating loss carryforwards and carrybacks, and a repeal of the corporate alternative minimum tax. The legislation reduced the U.S. corporate tax rate from the current rate of 35% to 21%. As a result of the enacted law, the Company was required to revalue deferred tax assets and liabilities at the 21% rate as of December 31, 2017. This revaluation resulted in additional income tax expense of $21.6 million, a corresponding reduction in the net deferred tax asset, an additional income tax benefit of $21.6 million, and a corresponding reduction in the valuation allowance on net deferred tax assets. The other provisions of the Tax Cuts and Jobs Act did not have a material impact on the 2017 or 2018 consolidated financial statements.

Realization of deferred tax assets is dependent upon future earnings, if any, the timing and amount of which are uncertain. Accordingly, the net deferred tax assets have been fully offset by a valuation allowance. The valuation allowance increased by $3.2 million during 2018 and decreased by $12.6 million during 2017.

At December 31, 2018, the Company had federal net operating loss carryforwards of approximately $166.2 million, which expire in the years 2021 through 2037, and state net operating loss carryforwards of approximately $163.9 million, which expire in the years 2018 through 2038. The Company also has federal net operating loss carryforwards generated in 2018 of $7.3 million that have no expiration date as a result of the December 22, 2017 tax law changes discussed above.

At December 31, 2018, the Company had federal research and development credit carryforwards of approximately $1.3 million, which expire in the years 2022 through 2035 and state research and development credit carryforwards of approximately $2.2 million. The state research and development credit carryforwards can be carried forward indefinitely.

During 2013, the Company completed a Section 382 study in accordance with the Internal Revenue Code of 1986, as amended, and similar state provisions. The study concluded that the Company has experienced several ownership changes since inception. This causes the Company's utilization of its net operating loss and tax credit carryforwards to be subject to substantial annual limitations. These results are reflected in the above carryforward amounts and deferred tax assets. The Company's ability to utilize its net operating loss and tax credit carryforwards are further limited as a result of subsequent ownership changes. All such limitations could result in the expiration of carryforwards before they are utilized. An ownership change may have occurred during 2015, 2016, 2017 and 2018, or all four years and in connection with the Restructuring Transactions described in Note 10. As a result, tax attributes such as net operating losses and research and development credits may be subject to further limitation.

ASC 740 requires that the Company recognize the financial statement effects of a tax position when it is more likely than not, based on the technical merits, that the position will be sustained upon examination.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

Balance at December 31, 2016	$1,127
Additions based on tax positions related to prior year	(67)
Additions based on tax positions related to current year	-
Balance at December 31, 2017	1,060
Additions based on tax positions related to prior year	-
Additions based on tax positions related to current year	-
Balance at December 31, 2018	$1,060

There were no interest or penalties related to unrecognized tax benefits. Substantially all of the unrecognized tax benefit, if recognized to offset future taxable income would affect the Company’s tax rate. The Company does not anticipate that the amount of existing unrecognized tax benefits will significantly increase or decrease within the next 12 months. Because of net operating loss carryforwards, substantially all of the Company’s tax years remain open to federal tax and state tax examination.

The Company files income tax returns in the U.S. federal jurisdiction and California. Federal and California corporation income tax returns beginning with the 2001 tax year remain subject to examination by the Internal Revenue Service and the California Franchise Tax Board, respectively.